SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

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SIGNATURES
EXHIBIT INDEX
Certification of CEO
Certification of CFO

Item 5. OTHER EVENTS

On August 12, 2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, the Company filed Statements under Oath of the Principal Executive Officer and Principal Financial Officer in accordance with the Securities and Exchange Commission Order No. 4-460. The Statements are included herein as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The contents of such Exhibits are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit.

99.1	Statement Under Oath of Frederick W. Rockwood, Principal Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Scott K. Sorensen, Principal Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE:	August 12, 2002	BY: /s/ Scott K. Sorensen Scott K. Sorensen Vice President and Chief Financial Officer

DATE:	August 12, 2002	BY: /s/ Gregory N. Miller Gregory N. Miller Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Statement Under Oath of Frederick W. Rockwood, Principal Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Scott K. Sorensen, Principal Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings

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